                                                                    EXHIBIT 10.8


                      FIFTH AMENDMENT AND CONSENT AGREEMENT


         THIS FIFTH AMENDMENT AND CONSENT AGREEMENT (this "Agreement"), dated as of December 22, 2000, is entered into by and among EXTENDICARE HEALTH SERVICES, INC., a Delaware corporation (the "Borrower"), each of the Persons identified as a "Guarantor" on the signature pages hereto, each of the Persons identified as a "Lender" on the signature pages hereto and BANK OF AMERICA, N.A., formerly NationsBank, N.A., as Agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Guarantors, the Lenders and the Agent, are party to that certain Credit Agreement dated as of November 26, 1997 (as previously amended prior to the date hereof, the "Credit Agreement"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         B. The Credit Parties have requested that the Required Lenders consent to the lease (with options to purchase) of six (6) nursing centers (the "SHP Leased Properties") located in Florida to Senior Health Properties South, Inc. ("SHP") or designated subsidiaries of SHP in a transaction described in a letter from the Borrower to the Lenders attached hereto as Annex I (the "SHP Lease Transaction").

         C. The Credit Parties have requested that the Required Lenders consent to the sale and/or lease (with option to purchase) of up to nine (9) nursing centers (the "Tandem Properties") located in Florida to Tandem Health Care, Inc. ("Tandem") or a designated subsidiary of Tandem for a gross sales price, in the case of a sale of all nine (9) nursing centers, of approximately $48 million in a transaction described in a letter from the Borrower to the Lenders attached hereto as Annex II (the "Tandem II Transaction").

         D. The Credit Parties have requested that the Required Lenders amend the Consolidated Net Worth covenant to conform such covenant to other financial covenants which were amended in the Second Amendment to Credit Agreement dated as of March 16, 2000 among the Credit Parties, the Required Lenders and the Agent.

         E. The Required Lenders have agreed to (i) consent to the SHP Lease Transaction and the Tandem II Transaction and (ii) amend the Credit Agreement, in each case, on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

         1.       Amendments to Credit Agreement.

         (a)      The definition of "Consolidated Net Worth" appearing in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Consolidated Net Worth" means, as of any date, the sum of (i) shareholders' equity or net worth of the Consolidated Parties on a consolidated basis plus (ii) amounts which, in the determination of Consolidated Net Income for such period, have been deducted for (A) provisions (not to exceed an aggregate amount of $30,000,000) recorded as deductions from revenue relating to issues identified in cost reports filed for cost reporting periods through December 31, 1998 (including the 1995 base year cost report upon which subsequent prospective rates are determined) which are related to amounts (1) in dispute between the Consolidated Parties and a Fiscal Intermediary, (2) on appeal to the PRRB or (3) in the process of being appealed to the PRRB and (B) provisions expensed during such period for estimated future payments of general and professional liability litigation claims, provided that such amounts do not exceed an aggregate amount of
         (I) $55,000,000 during fiscal year 2000 and (II) an amount set forth in the annual budget of the Consolidated Parties delivered pursuant to
         Section 7.1(d) and approved by the Required Lenders for each fiscal year thereafter, all as determined in accordance with GAAP; provided, however, (x) Consolidated Net Worth shall not include revenues related to any recoveries by the Consolidated Parties from Fiscal Intermediaries of any amounts described in subclause (A) of clause (ii) above and (y) to the extent not otherwise deducted from Consolidated Net Worth, Consolidated Net Worth for any period shall be reduced by cash payments made by the Consolidated Parties of general and professional liability litigation claims during such period.

         (b) Section 7.11(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (d) Consolidated Net Worth. At all times Consolidated Net Worth shall be greater than or equal to the sum of $192,000,000, increased on a cumulative basis (i) as of the end of each fiscal quarter of the Consolidated Parties, commencing with the fiscal quarter ending September 30, 1997 by an amount equal to 50% of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended and
         (ii) as of the date that any Equity Issuance is consummated, by an amount equal to 100% of the Net Cash Proceeds of such Equity Issuance. For purposes of determining compliance with this Section 7.11(d), Consolidated Net Income shall be calculated by adding back amounts which, in the determination of Consolidated Net Income for such period, have been deducted for (A) provisions (not to exceed an aggregate amount of $30,000,000) recorded as deductions from revenue relating to issues identified in cost reports filed for cost reporting periods through December 31, 1998 (including the 1995 base year cost report upon which subsequent prospective rates are determined) which are related to amounts (1) in dispute between the Consolidated Parties and a Fiscal Intermediary, (2) on appeal to the PRRB or (3) in the process of being appealed to the PRRB and (B) provisions expensed during such period for estimated future payments of general and professional liability litigation claims, provided that such amounts do not exceed an aggregate amount of (I) $55,000,000 during fiscal year 2000 and (II) an amount set forth in the annual budget of the Consolidated Parties delivered pursuant to Section 7.1(d) and approved by the Required Lenders for each fiscal year thereafter, all as determined in accordance with GAAP; provided, however, (x) Consolidated Net Income shall not include revenues related to any recoveries by the Consolidated Parties from Fiscal Intermediaries of any amounts described in subclause (A) of clause (ii) above and (y) to the extent not otherwise deducted from Consolidated Net Income, Consolidated Net Income for any period shall be reduced by cash payments made by the Consolidated Parties of general and professional liability litigation claims during such period.

         2. Consent to SHP Lease Transaction. The Required Lenders hereby consent to the SHP Lease Transaction notwithstanding any provision in the Credit Documents (including, without limitation, Section 8.5 of the Credit Agreement) to the contrary, but subject to satisfaction, in the reasonable determination of the Agent, of each of the following conditions precedent and covenants:

                  (a) SHP or any designated subsidiary of SHP approved by the Agent (each an "SHP Lessee") which leases any SHP Leased Property shall have obtained all required consents and approvals from all applicable Governmental Authorities having jurisdiction or authority over the ownership, operation, development, or expenditure of funds for, such SHP Leased Property to: (i) complete the SHP Lease Transaction and (ii) continue to operate such SHP Leased Property and receive payment for services rendered at such SHP Leased Property from third party payors including Medicare and Medicaid (each a "Third Party Payor" and collectively, "the Third Party Payors") after consummation of the SHP Lease Transaction in a manner substantially consistent with the operation of such SHP Leased Property by the Credit Parties prior to the consummation of the SHP Leased Transaction and in accordance with any applicable state or federal laws, rules or regulations ("Applicable Law") without causing any material adverse action involving such SHP Leased Property (including, but not limited to, (A) the loss or suspension of any license or approval issued by any Governmental Authority necessary to operate such SHP Leased Property,
         (B) any sanction, exclusion or investigation (civil or criminal) by any Federal or state enforcement, regulatory, administrative or licensing agency or (C) other ineligibility for participation in any Federal or state health care program that pays for health care services) to be taken against the Credit Parties, the applicable SHP Lessee, or such SHP Leased Property by any Governmental Authority;

                  (b) the Credit Parties shall have obtained all required consents and approvals from all applicable Governmental Authorities having jurisdiction or authority over the ownership, operation, development, or expenditure of funds for each SHP Leased Property to complete the SHP Lease Transaction;

                  (c) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate hereto demonstrating that, upon giving effect on a Pro Forma Basis to the SHP Lease Transaction, no Default or Event of Default would exist;

                  (d) immediately upon receipt thereof, the Net Cash Proceeds from the exercise of any option to purchase any SHP Leased Property, the Credit Parties shall apply such Net Cash Proceeds to the prepayment of the Loans in accordance with Section 3.3(b)(ii) of the Credit Agreement; and

                  (e) the Agent shall have received such other documents, agreements or information related to the SHP Lease Transaction which it may reasonably request, including, without limitation, appropriate subordination, non-disturbance and attornment agreements (which shall be in form and substance satisfactory to the Agent) between the SHP Lessees and the Agent, and copies of all required consents and approvals described in (a) and (b) above, including without limitation, copies of the licenses issued to the SHP Lessees for the SHP Leased Properties issued by the Florida Agency for Health Care Administration (the "FAHCA") and a letter of "no review" from the FAHCA or other responsible Florida agency with respect to the Certificate of Need for each of the SHP Leased Properties. If such consents and approvals cannot be reasonably obtained prior to closing of the SHP Lease Transaction, the SHP Lessees and the Credit Parties shall provide all such required consents and approvals within ten (10) days following the closing of the SHP Lease Transaction, and the SHP Lessees and the Credit Parties shall provide prior to the closing of the SHP Lease Transaction a letter from Florida counsel for the SHP Lessees and the Credit Parties confirming that such consent and approval has been obtained verbally from the applicable Governmental Authority.

         3. Consent to Tandem II Transaction. The Required Lenders hereby consent to the Tandem II Transaction notwithstanding any provision in the Credit Documents (including, without limitation, Section 8.5 and Section 8.6 of the Credit Agreement) to the contrary, but subject to satisfaction, in the reasonable determination of the Agent, of each of the following conditions precedent:

A. With respect to that portion of the Tandem II Transaction which constitutes a sale:

                  (i) the consideration to be received by the Credit Parties for the Tandem II Transaction shall be cash or Cash Equivalents but may also consist of (a) shares of Tandem's 9% redeemable cumulative preferred Capital Stock in an amount not to exceed $8,000,000 (the "Tandem Stock") and (b) a five-year promissory note from Tandem in a principal amount not to exceed $10,500,000 (the "Tandem Note");

                  (ii) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate hereto demonstrating that, upon giving effect on a Pro Forma Basis to the Tandem II Transaction, no Default or Event of Default would exist;

                  (iii) immediately upon receipt thereof, the Net Cash Proceeds (calculated after giving effect to (A) up to $2,000,000 of costs incurred by the Credit Parties in capitalizing a captive insurance subsidiary for the Buyer and (B) up to $10,000,000 in payments made by the Credit Parties to Laurier Indemnity Company on behalf of the Buyer to provide reinsurance to such captive insurance subsidiary) from the Tandem II Transaction shall be applied to the prepayment of the Loans in accordance with Section 3.3(b)(ii) of the Credit Agreement;

                  (iv) the Credit Parties will pledge to the Agent, for the benefit of the Lenders, any Tandem Stock and any Tandem Note received as consideration for the Tandem II Transaction; and

                  (v) the Agent shall have received such other documents, agreements or information related to the Tandem II Transaction which it may reasonably request.

B. With respect to that portion of the Tandem II Transaction which constitutes a lease:

                  (i) Tandem or any designated subsidiary of Tandem approved by the Agent (each an "Tandem Lessee") which leases any Tandem Property shall have obtained all required consents and approvals from all applicable Governmental Authorities having jurisdiction or authority over the ownership, operation, development, or expenditure of funds for, such Tandem Property to: (a) complete the Tandem II Transaction and (b) continue to operate such Tandem Property and receive payment for services rendered at such Tandem Property from Third Party Payors after consummation the Tandem II Transaction in a manner substantially consistent with the operation of such Tandem Property by the Credit Parties prior to the consummation of the Tandem II Transaction and in accordance with any Applicable Law without causing any material adverse action involving such Tandem Property (including, but not limited to, (A) the loss or suspension of any license or approval issued by any Governmental Authority necessary to operate such Tandem Property, (B) any sanction, exclusion or investigation (civil or criminal) by any Federal or state enforcement, regulatory, administrative or licensing agency or (C) other ineligibility for participation in any Federal or state health care program that pays for health care services) to be taken against the Credit Parties, the applicable Tandem Lessee, or such Tandem Property by any Governmental Authority;

                  (ii) the Credit Parties shall have obtained all required consents and approvals from all applicable Governmental Authorities having jurisdiction or authority over the ownership, operation, development, or expenditure of funds for each Tandem Property to: complete the Tandem II Transaction;

                  (iii) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate hereto demonstrating that, upon giving effect on a Pro Forma Basis to the Tandem Transaction, no Default or Event of Default would exist;

                  (iv) immediately upon receipt thereof, the Net Cash Proceeds from the exercise of any option to purchase any Tandem Property, the Credit Parties shall apply such Net Cash Proceeds to the prepayment of the Loans in accordance with Section 3.3(b)(ii) of the Credit Agreement; and

                  (v) the Agent shall have received such other documents, agreements or information related to the Tandem Transaction which it may reasonably request, including, without limitation, appropriate subordination, non-disturbance and attornment agreements (which shall be in form and substance satisfactory to the Agent) between the Tandem Lessee and the Agent, and copies of all required consents and approvals described in (i) and (ii) above, including without limitation copies of the licenses issued to the Tandem Lessees for the Tandem Properties issued by the FAHCA and letters of "no review" from the FAHCA or other responsible Florida agency with respect to the Certificate of Need for each of the Tandem Properties. If such consents and approvals cannot be reasonably obtained prior to closing of the Tandem II Transaction, the Tandem Lessees and the Credit Parties shall provide all such required consents and approvals within ten (10) days following the closing of the Tandem II Transaction, and the Tandem Lessees and the Credit Parties shall provide prior to the closing of the Tandem II Transaction a letter from Florida counsel for the Tandem Lessees and the Credit Parties confirming that such consent and approval has been obtained verbally from the applicable Governmental Authority.

         4. Releases/Non-Disturbance. Upon the consummation of the Tandem II Transaction, the Agent shall deliver to the Credit Parties, at the Credit Parties' expense, such documentation as is reasonably necessary to evidence the release of the Agent's security interest, if any, in the assets to be sold in the Tandem II Transaction, including, without limitation, amendments or terminations of UCC financing statements and mortgage releases, if any. Furthermore, upon consummation of the SHP Lease Transaction and/or the Tandem II Transaction, the Agent, on behalf of the Lenders, shall enter into appropriate subordination, non-disturbance and attornment agreements (which shall be in form and substance satisfactory to the Agent) with lessees of any Tandem Properties or SHP Leased Properties.

         5. Notices. The Credit Parties hereby agree to give prompt written notice to the Agent of (A) any notice of loss of Joint Commission on Accreditation of Healthcare Organizations accreditation, loss of participation under any material reimbursement program or loss of applicable and material health care licenses at any facility leased by a Credit Party to an SHP Lessee or Tandem Lessee and (B) any other material deficiency notice, compliance order or adverse report issued by any Governmental Authority or accreditation commission having jurisdiction over licensing, accreditation or operation of any such facility or by any Governmental Authority or private insurance company pursuant to a provider agreement, which, if not promptly complied with or cured, would be reasonably likely to result in a material adverse effect on such lessee. The Credit Parties shall require that lease agreements with each SHP Lessee and each Tandem Lessee contain provisions requiring such lessee to give prompt notice to the applicable landlord of the same.

         6. Effective Date. This Agreement shall be and become effective as of the date hereof at such time as the Agent shall have received executed counterparts (including facsimile signatures) of this Agreement, which collectively shall have been duly executed on behalf of each of the Credit Parties and the Required Lenders.

         7. Construction. This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         8. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this
Agreement: (a) has the requisite corporate power and authority to execute, deliver and perform this Agreement, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (ii) the representations and warranties contained in
Section 6 of the Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Agreement as though made on and as of such date (except for those which expressly relate to an earlier date) and (iii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof upon giving effect to this Agreement.

         9. Acknowledgment. The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement does not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Agreement.

         10. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         11. Binding Effect. This Agreement, the Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Agreement, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

         12. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                         EXTENDICARE HEALTH SERVICES, INC.,



                                  By:
                                     ----------------------------------
                                  Name:  Mark W. Durishan
                                  Title: Vice President-Finance

GUARANTORS:                       EXTENDICARE HOLDINGS, INC.
                                  EXTENDICARE HEALTH FACILITY HOLDINGS, INC.
                                  EXTENDICARE HEALTH FACILITIES, INC.
                                  COVENTRY CARE, INC.
                                  NORTHERN HEALTH FACILITIES, INC.
                                  EXTENDICARE HOMES, INC.
                                  EXTENDICARE HEALTH NETWORK, INC.
                                  THE PROGRESSIVE STEP CORPORATION
                                  EXTENDICARE OF INDIANA, INC.
                                  EDGEWOOD NURSING CENTER, INC.
                                  ELDER CREST, INC.
                                  HAVEN CREST, INC.
                                  MEADOW CREST, INC.
                                  OAK HILL HOME OF REST AND CARE, INC.
                                  EXTENDICARE GREAT TRAIL, INC.
                                  FIR LANE TERRACE CONVALESCENT CENTER, INC.
                                  ADULT SERVICES UNLIMITED, INC.
                                  ARBORS EAST, INC.
                                  ARBORS AT TOLEDO, INC.
                                  HEALTH POCONOS, INC.
                                  MARSHALL PROPERTIES, INC.
                                  COVENTRY CARE HOLDINGS, INC.

                                  By:
                                     ----------------------------------
                                  Name: Mark W. Durishan
                                  Title: Vice President-Finance

                             [Signatures continue.]

                               INDIANA HEALTH AND REHABILITATION
                                CENTER PARTNERSHIP

                               By:   Extendicare Homes, Inc.,
                                        as General Partner


                                        By:
                                           -------------------------------------
                                        Name: Mark W. Durishan
                                        Title: Vice President-Finance

                               By:   Extendicare of Indiana, Inc.,
                                        as General Partner


                                        By:
                                           -------------------------------------
                                        Name: Mark W. Durishan
                                        Title: Vice President-Finance

                               CONCORDIA MANOR, LLC
                               FIRST COAST HEALTH AND REHABILITATION CENTER, LLC JACKSON HEIGHTS REHABILITATION CENTER, LLC TREASURE ISLE CARE CENTER, LLC

                               By:      Extendicare Homes, Inc., as sole member


                                        By:
                                           -------------------------------------
                                        Name: Mark W. Durishan
                                        Title: Vice President-Finance


                               KAUFMAN STREET, WV, LLC
                               NEW CASTLE CARE, LLC

                               By:      Fir Lane Terrace Convalescent
                                         Center, Inc., as sole member


                                        By:
                                           -------------------------------------
                                        Name: Mark W. Durishan
                                        Title: Vice President-Finance


                             [Signatures continue.]

                          ALPINE HEALTH AND REHABILITATION CENTER, LLC
                          COLONIAL CARE, LLC
                          GREENBRIAR CARE, LLC
                          GREENBROOK CARE, LLC
                          HERITAGE CARE, LLC
                          LADY LAKE CARE, LLC
                          NEW HORIZON CARE, LLC
                          NORTH REHABILITATION CARE, LLC
                          PALM COURT CARE, LLC
                          RICHEY MANOR, LLC
                          ROCKLEDGE CARE, LLC
                          SOUTH HERITAGE HEALTH AND REHABILITATION CENTER, LLC THE OAKS RESIDENTIAL AND REHABILITATION CENTER, LLC WINTER HAVEN HEALTH AND REHABILITATION CENTER, LLC EDGEWOOD CARE, LP
                          ELDERCREST CARE, LP
                          HAVEN CARE, LP
                          MEADOW CARE, LP
                          OAKHILL CARE, LP

                          By:   Extendicare Health Facilities, Inc.,
                                as sole member or general partner, as applicable


                                By:
                                   -----------------------------------------
                                Name: Mark W. Durishan
                                Title: Vice President-Finance


                             [Signatures continue.]

                              ARBORS AT TAMPA, LLC
                              ARBORS AT BAYONET POINT, LLC
                              JACKSONVILLE CARE, LLC
                              SAFETY HARBOR CARE, LLC
                              KISSIMMEE CARE, LLC
                              ORANGE PARK CARE, LLC
                              PORT CHARLOTTE CARE, LLC
                              SARASOTA CARE, LLC
                              SEMINOLE CARE, LLC
                              WINTER HAVEN CARE, LLC
                              BLANCHESTER CARE, LLC
                              CANTON CARE, LLC
                              COLUMBUS HEALTH CARE LLC
                              DAYTON CARE, LLC
                              DELAWARE CARE, LLC
                              FAIRLAWN CARE, LLC
                              GALLIPOLIS CARE, LLC
                              HILLIARD CARE, LLC
                              LONDON CARE, LLC
                              MARIETTA CARE, LLC
                              TOLEDO CARE, LLC
                              WATERVILLE CARE, LLC
                              WEST JEFFERSON CARE, LLC

                              By:      Northern Health Facilities, Inc.,
                                       as sole member


                                       By:
                                          --------------------------------------
                                       Name: Mark W. Durishan
                                       Title: Vice President-Finance


                               STONEBRIDGE CARE, LP

                               By:      Extendicare Homes, Inc. and
                                        Coventry Care Holdings, Inc.,
                                        as general partners

                                        By:
                                           -------------------------------------
                                        Title: Vice President-Finance



                         [Lenders' Signatures continue.]

LENDERS:                            BANK OF AMERICA, N.A.,
                                    formerly NationsBank, N.A.,
                                    individually in its capacity as a
                                    Lender and in its capacity as Agent

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    ROYAL BANK OF CANADA

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    FIRSTAR BANK MILWAUKEE, N.A.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CREDIT LYONNAIS NEW YORK BRANCH

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    POST BALANCED FUND, L.P.
                                    By: Post Advisory Group, Inc.,
                                    its investment advisor

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    CREDIT SUISSE FIRST BOSTON


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                             THE BANK OF NOVA SCOTIA

                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------


                             KEY CORPORATE CAPITAL INC.

                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------


                             LASALLE BANK NATIONAL ASSOCIATION

                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------


                             TORONTO DOMINION (TEXAS), INC.

                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------


                             BANK ONE, N.A.

                             By:
                                -----------------------------------------
                             Name:
                                  ---------------------------------------
                             Title:
                                   --------------------------------------


                              BANK ONE, N.A. (F/K/A BANK ONE DAYTON)

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------

                              BANK OF MONTREAL

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              THE FUJI BANK, LIMITED

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              U.S. BANK NATIONAL ASSOCIATION

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              BANK OF TOKYO-MITSUBISHI
                              TRUST COMPANY

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              COMERICA BANK

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------

                              CHASE SECURITIES INC AS AGENT FOR
                              THE CHASE MANHATTAN BANK

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------

                              BLACK DIAMOND CLO 2000-1 LTD.

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              BLACK DIAMOND CLO 1998-1 LTD.

                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              THE PRUDENTIAL INSURANCE
                              COMPANY OF AMERICA

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------


                               WILLIAM E SIMON & SONS SPECIAL
                               SITUATION PARTNERS L.P.

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------


                               FLEET NATIONAL BANK (f/k/a BankBoston, N.A.)

                               By:
                                  -----------------------------------------
                               Name:
                                    ---------------------------------------
                               Title:
                                     --------------------------------------


                               INDOSUEZ CAPITAL FUNDING III,
                               LIMITED

                               By: Indosuez Capital,
                                   as Portfolio Advisor

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                           MARINER LDC


                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------


                           PARIBAS CAPITAL FUNDING LLC

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------


                           CRESCENT/MACH I PARTNERS, L.P.

                           By:  TCW Asset Management Company,
                                   its Investment Manager

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------


                           KZH CRESCENT LLC

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------


                           KZH CRESCENT-2 LLC

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------

                            ROYALTON COMPANY

                            By:  Pacific Investment Management Company,
                                 as its Investment Advisor

                            By:
                               -----------------------------------------
                            Name:
                                 ---------------------------------------
                            Title:
                                  --------------------------------------


                            CAPTIVA III FINANCE LTD.


                            By:
                               -----------------------------------------
                            Name:
                                 ---------------------------------------
                            Title:
                                  --------------------------------------


                            JACKSON NATIONAL LIFE INSURANCE
                            COMPANY

                            By:  PPM America, Inc., as attorney-in-fact,
                                 on behalf of Jackson National Life
                                 Insurance Company

                            By:
                               -----------------------------------------
                            Name:
                                 ---------------------------------------
                            Title:
                                  --------------------------------------


                            ARCHIMEDES FUNDING, L.L.C.
                            By:  ING Capital Advisors LLC, as Collateral Manager

                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                            SENIOR DEBT PORTFOLIO

                            By:  By Boston Management and Research, as
                                 Investment Advisor

                            By:
                               -----------------------------------------
                            Name:
                                 ---------------------------------------
                            Title:
                                  --------------------------------------

                        CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                        By: CypressTree Investment Management Company, Inc., as
                Portfolio Manager

                        By:
                           -----------------------------------------
                        Name:
                             ---------------------------------------
                        Title:
                              --------------------------------------


                        JOHN HANCOCK MUTUAL LIFE

                        By:
                           -----------------------------------------
                        Name:
                             ---------------------------------------
                        Title:
                              --------------------------------------


                        JOHN HANCOCK VARIABLE LIFE

                        By:
                           -----------------------------------------
                        Name:
                             ---------------------------------------
                        Title:
                              --------------------------------------


                        NATIONAL CITY BANK

                        By:
                           -----------------------------------------
                        Name:
                             ---------------------------------------
                        Title:
                              --------------------------------------


                        DELANO COMPANY

                        By:
                           -----------------------------------------
                        Name:
                             ---------------------------------------
                        Title:
                              --------------------------------------

                                     ANNEX I

See attached letter.